                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, HOWARD G. BUFFETT, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition of the Company of Great Plains Bottlers & Canners, Inc.

     IN WITNESS WHEREOF, I have hereunto set by hand this 21st day of July, 1998.



                                        /s/ Howard G. Buffett, Director
                                        ------------------------------------
                                        Howard G. Buffett, Director
                                        Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, L. PHILLIP HUMANN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition of the Company of Great Plains Bottlers & Canners, Inc.

     IN WITNESS WHEREOF, I have hereunto set by hand this 21st day of July, 1998.



                                        /s/ L. Phillip Humann
                                        ----------------------------
                                        L. Phillip Humann, Director
                                        Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, JOSEPH R. GLADDEN, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition of the Company of Great Plains Bottlers & Canners, Inc.

     IN WITNESS WHEREOF, I have hereunto set by hand this 21st day of July, 1998.



                                        /s/ Joseph R. Gladden, Jr.
                                        ---------------------------------
                                        Joseph R. Gladden, Jr., Director
                                        Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, S. L. PROBASCO, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition of the Company of Great Plains Bottlers & Canners, Inc.

     IN WITNESS WHEREOF, I have hereunto set by hand this 21st day of July, 1998.



                                        /s/ S. L. Probasco, Jr.
                                        ------------------------------
                                        S. L. Probasco, Jr., Director
                                        Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, J. TREVOR EYTON, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition of the Company of Great Plains Bottlers & Canners, Inc.

     IN WITNESS WHEREOF, I have hereunto set by hand this 21st day of July, 1998.



                                        /s/ J. Trevor Eyton
                                        -----------------------------
                                        J. Trevor Eyton, Director
                                        Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, CLAUS M. HALLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition of the Company of Great Plains Bottlers & Canners, Inc.

     IN WITNESS WHEREOF, I have hereunto set by hand this 21st day of July, 1998.



                                        /s/ Claus M. Halle
                                        -----------------------------
                                        Claus M. Halle, Director
                                        Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, JEAN-CLAUDE KILLY, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition of the Company of Great Plains Bottlers & Canners, Inc.

     IN WITNESS WHEREOF, I have hereunto set by hand this 21st day of July, 1998.



                                        /s/ Jean-Claude Killy
                                        ------------------------------
                                        Jean-Claude Killy, Director
                                        Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, JOHN L. CLENDENIN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition of the Company of Great Plains Bottlers & Canners, Inc.

     IN WITNESS WHEREOF, I have hereunto set by hand this 21st day of July, 1998.



                                        /s/ John L. Clendenin
                                        ------------------------------------
                                        John L. Clendenin, Director
                                        Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, JOHNNETTA B. COLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition of the Company of Great Plains Bottlers & Canners, Inc.

     IN WITNESS WHEREOF, I have hereunto set by hand this 21st day of July, 1998.



                                        /s/ Johnnetta B. Cole
                                        ------------------------------------
                                        Johnnetta B. Cole, Director
                                        Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, ROBERT A. KELLER, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition of the Company of Great Plains Bottlers & Canners, Inc.

     IN WITNESS WHEREOF, I have hereunto set by hand this 21st day of July, 1998.



                                        /s/ Robert A. Keller
                                        ------------------------------------
                                        Robert A. Keller, Director
                                        Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, JOHN E. JACOB, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition of the Company of Great Plains Bottlers & Canners, Inc.

     IN WITNESS WHEREOF, I have hereunto set by hand this 21st day of July, 1998.



                                        /s/ John E. Jacob
                                        ------------------------------------
                                        John E. Jacob, Director
                                        Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, HENRY A. SCHIMBERG, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition of the Company of Great Plains Bottlers & Canners, Inc.

     IN WITNESS WHEREOF, I have hereunto set by hand this 21st day of July, 1998.



                                        /s/ Henry A. Schimberg
                                        ------------------------------------
                                        Henry A. Schimberg, Director
                                        Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, SUMMERFIELD K. JOHNSTON, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John
R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of Great Plains Bottlers & Canners, Inc.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 1998.


                                   /s/ Summerfield K. Johnston, Jr.
                                   -----------------------------------------
                                   Summerfield K. Johnston, Jr., Director
                                   Coca-Cola Enterprises Inc.